Exhibit 10.16

FIXED RATE JUNIOR SUBORDINATED CONVERTIBLE DEBT SECURITY

DUE 2038

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE ,REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN ONLY (A) TO THE COMPANY, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER”, AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT OR TO ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH SUBPARAGRAPHS THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (D) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE INDENTURE, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $25,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN DENOMINATIONS OF LESS THAN $25,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”). THIS OBLIGATION IS SUBORDINATED TO THE CLAIMS OF THE DEPOSITORS AND THE CLAIMS OF GENERAL AND SECURED CREDITORS OF THE COMPANY, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE COMPANY OR ANY OF ITS SUBSIDIARIES.

Fixed Rate Junior Subordinated Convertible Debt Security due 2038

of

Square 1 Financial, Inc.

Square 1 Financial, Inc., a bank holding company incorporated in the State of Delaware (the “Company”, which term includes any successor permitted under the Indenture (as defined herein)), for value received, promises to pay to Wilmington Trust Company, not in its individual capacity but solely as Institutional Trustee for Square 1 Financial Capital Trust I, a Delaware statutory trust, or registered assigns, the principal amount of SEVEN MILLION SIX HUNDRED FORTY-FIVE THOUSAND Dollars ($7,645,000) on September 30, 2038 (the “Maturity Date”) (or any Optional Redemption Date or the Special Redemption Date, each as defined herein, or any earlier date of acceleration of the maturity of this Debt Security), and to pay interest on the outstanding principal amount of this Debt Security from September 30, 2008, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 2008 (each, an “Interest Payment Date”), at a rate per annum, which, with respect to any Interest Period (as defined in the Indenture), will be equal to 8.00% (the “Interest Rate”) (provided that the Interest Rate for any Interest Period may not exceed the highest rate permitted by North Carolina law, as the same may be modified by United States law of general application) until the principal hereof shall have been paid or duly provided for, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at an annual rate equal to the then applicable Interest Rate, compounded quarterly. The amount of interest payable for any Interest Period will be computed on the basis of a 360-day year of twelve 30-day months, and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the “regular record date” for such interest installment, which shall be the fifteenth day prior to such Interest Payment Date, whether or not such day is a Business Day (as defined herein). Any such interest installment (other than Deferred Interest (as defined herein)) not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of the Debt Securities not less than 10 days prior to such special record date, all as more fully provided in the Indenture.

Payment of the principal of and premium, if any, and interest on this Debt Security due on the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, shall be made in immediately available funds against presentation and surrender of this Debt Security at the office or agency of the Trustee maintained for that purpose in

Wilmington, Delaware, or at the office or agency of any other Paying Agent appointed by the Company maintained for that purpose in Wilmington, Delaware or Philadelphia, Pennsylvania. Payment of interest on this Debt Security due on any Interest Payment Date other than the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, shall be made at the option of the Company by check mailed to the holder thereof at such address ‘as shall appear in the Debt Security Register or by wire transfer of immediately available funds to an account appropriately designated by the holder hereof. Notwithstanding the foregoing, so long as the holder of this Debt Security is the Institutional Trustee, payment of the principal of and premium, if any, and interest on this Debt Security shall be made in immediately available funds when due at such place and to such account as may be designated by the Institutional Trustee. All payments in respect of this Debt Security shall be payable in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

Notwithstanding anything to the contrary contained herein, if any Interest Payment Date, other than the Maturity Date, any Optional Redemption Date or the Special Redemption Date, falls on a day that is not a Business Day, then any interest payable will be paid on, and such Interest Payment Date will be moved to, the next succeeding Business Day, and additional interest will accrue for each day that such payment is delayed as a result thereof. If the Maturity Date, any Option Redemption Date or the Special Redemption Date falls on a day that is not a Business Day, then the principal, premium, if any, and/or interest payable on such date will be paid on the next succeeding Business Day, and no additional interest will accrue in respect of such payment made on such next succeeding Business Day.

So long as no Event of Default pursuant to Sections 5.01(b), (e), (f), (g), (h) or (i) of the Indenture has occurred and is continuing, the Company shall have the right, from time to time and without causing an Event of Default, to defer payments of interest on the Debt Securities by extending the interest payment period on the Debt Securities at any time and from time to time during the term of the Debt Securities, for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and further consecutive extensions thereof, is referred to herein as an “Extension Period”). No Extension Period may end on a date other than an Interest Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as “Deferred Interest”) will accrue at an annual rate equal to the Interest Rate applicable during such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. No interest or Deferred Interest (except any Additional Amounts (as defined in the Indenture) that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof. At the end of any Extension Period, the Company shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; provided, however. that during any Extension Period, the Company may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s capital stock, (ii) make any payment of principal of or premium, if any, or interest on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Debt Securities or (iii) make any payment under any guarantees of the Company that rank in all respects pari passu with or junior in respect to the Capital Securities Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company (A) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (B) in connection with a dividend reinvestment or stockholder stock purchase plan or (C) in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to such Extension Period, (b) as a result of any exchange or conversion of any class or series of the Company’s capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company’s capital stock or of any class or series of the Company’s indebtedness for any class or series of the Company’s capital stock, (c) the purchase of fractional interests in shares of the Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any ,stockholder’s rights plan, or the issuance of rights, stock or other property under any stockholder’s rights plan, or the redemption or repurchase of rights pursuant thereto or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any Extension Period (including all previous and further consecutive extensions that are part of such Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Company may commence a new Extension Period and upon the payment of all Deferred Interest, the Company may commence a new Extension Period, subject to the foregoing requirements. The Company must give the Trustee notice of its election to begin or extend an Extension Period no later than the close of business on the fifteenth Business Day prior to the applicable Interest Payment Date.

The indebtedness evidenced by this Debt Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Debt Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debt Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such holder’s behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee such holder’s attorney-in-fact for any and all such purposes. Each holder hereof, by such holder’s acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

The Company waives diligence, presentment, demand for payment, notice of nonpayment, notice of protest, and all other demands and notices.

This Debt Security shall not be entitled to any benefit under the Indenture hereinafter referred to and shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Debt Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This Debt Security may contain more than one counterpart of the signature page and this Debt Security may be executed and authenticated by the affixing of the signature of a proper officer of the Company, and the signature of the Trustee providing authentication, to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though the Company had executed, and the Trustee had authenticated, a single signature page.

IN WITNESS WHEREOF, the Company has duly executed this certificate.

SQUARE 1 FINANCIAL, INC.

By:	/s/ Richard J. Casey
	Name:	Richard J. Casey
	Title:	President and Chief Executive Officer

Date: September 30, 2008

CERTIFICATE OF AUTHENTICATION

This certificate represents Debt Securities referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as the Trustee

By:	/s/ Lori L. Donahue
	Name:	Lori L. Donahue
	Title:	Assistant Vice President

Date: September 30, 2008

FORM OF REVERSE OF SECURITY

This Debt Security is one of a duly authorized series of debt securities of the Company (collectively, the “Debt Securities”), all issued or to be issued pursuant to an Indenture (the “Indenture”), dated as of September 30, 2008, duly executed and delivered between the Company and Wilmington Trust Company, as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debt Securities of which this Debt Security is a part.

Upon the occurrence and continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event (each, a “Special Event”), the Company shall have the right to redeem this Debt Security, at its option, in whole with all other Debt Securities but not in part, at any time, within 90 days following the occurrence of such Special Event (the “Special Redemption Date”) at the Special Redemption Price (as defined herein).

The Company shall also have the right to redeem this Debt Security at its option, in whole or (provided that all accrued and unpaid interest has been paid on all Debt Securities for all Interest Periods terminating on or prior to such date) from time to time in part, on any Interest Payment Date on or after September 30, 2013 (each, an “Option Redemption Date”), at the Optional Redemption Price (as defined herein).

Any redemption pursuant to the proceeding two paragraphs will be made, subject to receipt by the Company of prior approval from the Board of Governors of the Federal Reserve System (the “Federal Reserve”) if then required under applicable capital guidelines or policies of the Federal Reserve, upon not less than 30 days’ nor more than 60 days’ prior written notice. If the Debt Securities are only partially redeemed by the Company, the Debt Securities will be redeemed pro rata or by any other method utilized by the Trustee. In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

“Optional Redemption Price” means an amount in cash equal to 100% of the principal amount of this Debt Security being redeemed plus unpaid interest accrued thereon to the related Optional Redemption Date.

“Special Redemption Price” means, with respect to the redemption of this Debt Security following a Special Event, an amount in cash equal to 104.00% of the principal amount of this Debt Security to be redeemed prior to September 30, 2009 and thereafter equal to the percentage of the principal amount of this Debt Security that is specified below for the Special Redemption Date plus, in each case, unpaid interest accrued thereon to the Special Redemption Date:

Special Redemption During the 12-Month Period Beginning September 30,	Percentage of Principal Amount
2009	103.20
2010	102.40
2011	101.60
2012	100.80
2013 and thereafter	100.00

The Debt Securities shall be convertible into shares of Square 1 Financial, Inc. Common Stock in the manner and according to the terms set forth in the Indenture.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debt Securities may be declared, and, in certain cases, shall ipso facto become, due and payable, and upon any such declaration of acceleration shall become due and payable, in each case, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding affected thereby, as specified in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture of modifying in any manner the rights of the holders of the Debt Securities; provided. however. that no such supplemental indenture shall, among other things, without the consent of the holders of each Debt Security then outstanding and affected thereby (i) change the Maturity Date of any Debt Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate (or manner of calculation of the rate) or extend the time of payment of interest thereon, or reduce (other than as a result of the maturity or earlier redemption of any such Debt Security in accordance with the terms of the Indenture and such Debt Security) or increase the aggregate principal amount of Debt Securities then outstanding, or change any of the redemption provisions, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than United States Dollars, or impair or affect the right of any holder to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Debt Securities the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding, on behalf of the holders of all the Debt Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except (a) a default in payments due in respect of any of the Debt Securities, (b) in respect of covenants or provisions of the Indenture which cannot be modified or amended without the consent of the holder of each Debt Security affected, or (c) in respect of the covenants of the Company relating to its ownership of Common Securities of the Trust. Any such consent or waiver by the holder of this Debt Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debt Security and of any Debt Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debt Security.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to make all payments due on this Debt Security at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations herein and therein set forth, this Debt Security is transferable by the holder hereof on the Debt Security Register (as defined in the Indenture) of the Company, upon surrender of this Debt Security for registration of transfer at the office or agency of the Trustee in Wilmington, Delaware, or at any other office or agency of the Company in Wilmington, Delaware or Philadelphia, Pennsylvania, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge payable in relation thereto as specified in the Indenture.

Prior to due presentment for registration of transfer of this Debt Security, the Company, the Trustee, any Authenticating Agent, any Paying Agent, any transfer agent and the Debt Security registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Debt Security shall be overdue and notwithstanding any notice of ownership or writing hereon) for the purpose of receiving payment of the principal of and premium, if any, and interest on this Debt Security and for all other purposes, and none of the Company, the Trustee, any Authenticating Agent, any Paying Agent, any transfer agent or any Debt Security registrar shall be affected by any notice to the contrary

As provided in the Indenture and subject to certain limitations herein and therein set forth, Debt Securities are exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations, as requested by the holder surrendering the same.

The Debt Securities are issuable only in registered certificated form without coupons.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer, director, employee or agent, past, present or future, as such, of the Company or of any predecessor or successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

All terms used but not defined in this Debt Security shall have the meanings assigned to them in the Indenture.

THIS DEBT SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS. PRINCIPLES OF SAID STATE OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

CONVERSION REQUEST

To:	Wilmington Trust Company,
as Trustee

The undersigned owner of these Debt Securities hereby irrevocably exercises the option to convert these Debt Securities, or the portion below designated, into Common Stock (as such term is defined in the Indenture, dated September 30, 2008, between Square 1 Financial, Inc. and Wilmington Trust Company, as Debenture Trustee (the “Indenture”) in accordance with the terms of the Indenture and the Amended and Restated Declaration of Trust (as amended from time to time, the “Declaration”), dated as of September 30, 2008, by Richard J. Casey and Ronald Gorczynski, as Administrative Trustees, Wilmington Trust Company, as Delaware Trustee and Institutional Trustee, Square 1 Financial, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Debt Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to immediately convert such Debt Securities on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Debt Securities set forth as Annex I to the Indenture).

The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:
Number of Debt Securities to be converted:

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the Shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

Date:
Signature:
Signature Guarantee:[1]

1 Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.